SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    ---------


                                    FORM 8 -K


                                 CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                November 1, 1996
Date of Report ( Date of earliest event reported) ______________________________

                             S.O.I. INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


     1-12572                                        59-2158586
------------------------              ------------------------------------------
(Commission File Number)                    (IRS Employer Identification No.)



               16910 Dallas Parkway, Suite 100, Dallas,Texas 75248
--------------------------------------------------------------------------------
  (Address of principal excutive offices)              (Zip Code)

                                                            (972)  248-1922
   Registrant's telephone number, including area code __________________________


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.   Changes in Registrant's Certifying Accountant.
--------------------------------------------------------


I.

The accounting firm of S.W. Hatfield + Associates the independent accountants for the Registrant, were dismissed on November 1, 1996.

During the fiscal year ended June 30, 1996 and the interim period subsequent to June 30, 1996, there have been no disagreements with S.W. Hatfield + Associates on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

S.W. Hatfield + Associates' report on the financial statements for the fiscal year ended June 30, 1996 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The Registrant has requested that S.W. Hatfield + Associates furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. This letter is included as an exhibit to this Form 8-K.


II.

Due to the fact that the accounting firm S.W. Hatfield + Associates the independent accountants for the Registrant was dismissed as of November 1, 1996, the Registrant engaged the accounting firm of Hein + Associates LLP., as independent accountants for the Registrant, effective as of November 1, 1996.

During the fiscal years ended June 30, 1996 and the interim period subsequent to June 30, 1996, there have been no consultations with Hein + Associates LLP on any a matter of accounting principles to a specific transaction, either completed or proposed; or the type audit opinion that might be rendered on the Registrant's financial statements.



ITEM 7.

             Financial Statements and Exhibits
             ---------------------------------

                  (c)      Exhibits

16.2 Letter dated November 4, 1996 from S.W. Hatfield + Associates to the Securities and Exchange Commission

                                    SIGNATURE



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             S.O.I. INDUSTRIES, INC.

                               /s/ Kevin B. Halter
                        By: _____________________________
                                   Kevin B. Halter

Dated:   November 6, 1996

                                  EXHIBIT INDEX



Exhibit
Number
------


16.2     Letter dated November 4, 1996, from S.W. Hatfield + Associates

                                  Exhibit 16.2

S. W. HATFIELD + ASSOCIATES
certified public accountants

                              November 4, 1996


Board of Directors
S. O. I. INDUSTRIES, INC.
16910 Dallas Parkway, Suite 100
Dallas, TX 75248

Gentlemen:

Pursuant to our conversations with management of S. O. I. Industries, Inc. (Company) on October 30, 1996, we provided the Company related to our latest peer review report and its acceptance by the American Institute of Certified Public Accountants, our experience and background qualifications and our Annual Report to the AICPA Division of CPA Firms for the year ended December 31, 1995. It is our understanding from these conversations that the American Stock Exchange (AMEX) informed the Company that the AMEX maintains an unwritten policy of not accepting firms of our size as auditors of its listed companies.

Further, we understand that the AMEX orally informed the Company that our relationship must be terminated and replaced with one using a "larger" independent certified public accounting firm in order for the Company to maintain its listing on the AMEX.

It is our  opinion  that this AMEX  mandate,  based  upon  arbitrary  AMEX staff
positions  and  unpublished   AMEX  rules,   predicated  our  dismissal  as  the
independent accountants for the Company.

We have read the statements made by the Company in its Form 8-K, as of November 1, 1996 and anticipated to be filed on or about November 6, 1996 and have no disagreements with the statements made therein.

Yours truly,




/s/ S. W. Hatfield + Associates





           P. O. Box 820392 o Dallas, Texas 75382-0392 o 214-342-9635
        9236 Church Road, Suite 1040 o Dallas, Texas 75231 o 800-244-0639
                  214-342-9601 (fax) o SWHCPA@aol.com (e-mail)